FINANCIAL RISK MANAGEMENT OBJECTIVES AND POLICIES - Capital management (Details) - CNY (¥) ¥ in Millions	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Capital management
Changes made in the objectives, policies or processes for managing capital	No	No	No
Interest-bearing debts	¥ 148,742	¥ 142,470	¥ 134,869
Lease liability	8,487	0	0
Total Equity	448,226	419,910	382,571
Total capital	¥ 605,455	¥ 562,380	¥ 517,440
Gearing ratio	26.00%	25.30%	26.10%